Indiana Energy, Inc. and Subsidiary Companies

          Highlights                          December 31,     December 31,
           (Unaudited)                           1999             1998
       -------------------                    -----------     ------------
Basic and Diluted Earnings Per
 Average Share:

  Three Months Ended -
    Indiana Gas                                    $0.37            $0.42
    IEI Investments                               ($0.02)           $0.04
    IEI Services/Other                             $0.03            $0.02
                                                 --------         --------
        Total                                      $0.38            $0.48

  Twelve Months Ended -
    Indiana Gas                                    $1.00            $0.89
    IEI Investments                                $0.16            $0.20
    IEI Services/Other                             $0.14            $0.11
                                                 --------         --------
        Total                                      $1.30            $1.20

Dividends Paid (per common share,
  12 months)                                       $0.95            $0.91

Annualized Dividend                                $0.97            $0.93

Dividend Yield (at close)                           5.5%             3.8%

Dividend Payout Ratio                              73.1%            75.8%

Dividend to Book Value                              9.1%             9.0%

Return on Average Shareholder Equity               12.4%            11.8%

Book Value Per Share                              $10.62           $10.34

Market to Book Value                                167%             238%

Common Stock Prices (IEI - NYSE)
  High (12 Month)                                 $24.63           $26.38
  Low (12 Month)                                  $17.63           $19.59
  Close                                           $17.75           $24.63

Price/Earnings Ratio                               13.7             20.5

Ratio of Earnings to Fixed Charges
 - SEC Method
  Consolidated                                      4.1              4.2
  Utility                                           3.6              3.5

Percent Inernally Generated Funds -
  Utility                                           57%              59%

Credit Ratings:
  Indiana Gas                                   AA- / Aa2        AA- / Aa2
  Indiana Energy                                 A+ / Aa3         A+ / Aa3



                                                          For 3 Months              For 12 Months
        SELECTED UTILITY                                Ended December 31        Ended December 31
      OPERATING STATISTICS                            ---------------------     -------------------
            (Unaudited)                                 1999        1998          1999        1998
       ------------------                              ------      ------        ------      ------
WEATHER AS A PERCENT OF NORMAL:                          83%         83%           87%         79%

MARGIN  (Thousands):
  Operating Revenues                               $137,247    $124,947       $431,361    $420,459
  Cost of Gas                                        79,063      67,937        226,817     231,889
                                                   ---------   ---------      ---------   ---------
  Margin                                            $58,184     $57,010       $204,544    $188,570
                                                   =========   =========      =========   =========

GAS SOLD & TRANSPORTED (Mdth):
  Residential                                        14,039      13,506         43,447      38,809
  Commercial                                          5,042       5,163         17,029      15,610
  Contract                                           15,559      15,175         58,385      55,181
                                                   ---------   ---------      ---------   ---------
                                                     34,640      33,844        118,861     109,600
                                                   =========   =========      =========   =========

OPERATING REVENUES (Thousands):
  Residential                                       $93,852     $84,970       $284,260    $271,656
  Commercial                                         29,731      28,471         96,696      94,261
  Contract                                           12,408      10,319         45,291      48,540
  Miscellaneous Revenue                               1,256       1,187          5,114       6,002
                                                   ---------   ---------      ---------   ---------
                                                   $137,247    $124,947       $431,361    $420,459
                                                   =========   =========      =========   =========

AVERAGE CUSTOMERS:
  Residential                                       459,822     449,542        455,385     444,614
  Commercial                                         46,632      45,894         46,542      45,703
  Contract                                            1,025       1,024          1,031       1,054
                                                   ---------   ---------      ---------   ---------
                                                    507,479     496,460        502,958     491,371
                                                   =========   =========      =========   =========


                       INDIANA ENERGY, INC.
                     AND SUBSIDIARY COMPANIES

                   CONSOLIDATED BALANCE SHEETS

                              ASSETS
                     (Thousands - Unaudited)

                                              December 31       September 30
                                            1999      1998          1999
                                          -------    -------       -------
CURRENT ASSETS:
  Cash and cash equivalents                $1,255       $20           $20
  Accounts receivable, less
    reserves of $1,739, $1,749
    and $733 respectively                  37,256    28,610        16,895
  Note receivable                               -         -           300
  Accrued unbilled revenues                36,634    40,577         8,136
  Liquefied petroleum gas -
    at average cost                           815       892           810
  Gas in underground storage -
    at last-in, first-out cost             11,627    18,150         9,501
  Prepaid gas delivery service             20,937         -        25,810
  Prepayments and other                    14,926    10,734        13,179
                                         --------- ---------     ---------
                                          123,450    98,983        74,651
                                         --------- ---------     ---------

INVESTMENTS IN UNCONSOLIDATED
  AFFILIATES                               43,341    33,336        44,315
                                         --------- ---------     ---------
UTILITY PLANT:
  Original cost                         1,005,304   946,602       990,780
  Less - accumulated deprec-
    iation and amortization               407,887   376,133       398,912
                                         --------- ---------     ---------
                                          597,417   570,469       591,868
                                         --------- ---------     ---------
NONUTILITY PLANT:
  Original cost                            64,066    58,456        63,626
  Less - accumulated deprec-
    iation and amortization                20,562    14,219        18,815
                                         --------- ---------     ---------
                                           43,504    44,237        44,811
                                         --------- ---------     ---------
DEFERRED CHARGES:
  Unamortized debt discount
    and expense                            11,906    12,653        11,954
  Regulatory income tax asset               2,741     1,778         2,741
  Other                                    10,526     5,602         7,038
                                         --------- ---------     ---------
                                           25,173    20,033        21,733
                                         --------- ---------     ---------
                                         $832,885  $767,058      $777,378
                                         ========= =========     =========


                       INDIANA ENERGY, INC.
                     AND SUBSIDIARY COMPANIES

                   CONSOLIDATED BALANCE SHEETS

               LIABILITIES AND SHAREHOLDERS' EQUITY
              (Thousands except shares - Unaudited)

                                              December 31         September 30
                                           1999       1998            1999
                                          -------    -------         -------
CURRENT LIABILITIES:
  Maturities and sinking fund
    requirements of long-term debt           $180    $10,174           $180
  Notes payable and commercial
    paper                                  99,072     56,475         86,521
  Accounts payable                         31,759     29,677         26,311
  Refundable gas costs                     10,204     14,343         11,192
  Customer deposits and advance
    payments                               11,817     22,416         14,713
  Accrued taxes                            16,536     10,127         12,860
  Accrued interest                          5,274      4,984          1,182
  Other current liabilities                24,938     26,840         26,386
                                          --------   --------       --------
                                          199,780    175,036        179,345
                                          --------   --------       --------

DEFERRED CREDITS AND OTHER LIABILITIES:
  Deferred income taxes                    61,061     60,580         60,931
  Accrued postretirement benefits
    other than pensions                    28,901     26,150         28,286
  Unamortized investment tax
    credit                                  8,152      9,082          8,383
  Other                                     5,247      5,444          5,625
                                          --------   --------       --------
                                          103,361    101,256        103,225
                                          --------   --------       --------
CAPITALIZATION:
  Long-term debt                           213,195   183,386        183,183
  Common stock (no par value)-
    authorized 200,000 shares -
    Issued and outstanding 29,805
    29,920 and 29,787 shares,
    respectively                          139,204    140,385        137,582
  Less: Unearned Compensation
    - restricted stock grants               1,545      1,377            822
                                          --------   --------       --------
                                          137,659    139,008        136,760
                                          --------   --------       --------

Retained earnings                         178,890    168,372        174,865
                                          --------   --------       --------
Total common shareholders'
  equity                                  316,549    307,380        311,625
                                          --------   --------       --------
                                          529,744    490,766        494,808
                                          --------   --------       --------
                                         $832,885   $767,058       $777,378
                                          ========   ========       ========


                                   INDIANA ENERGY, INC.
                                 AND SUBSIDIARY COMPANIES

                             CONSOLIDATED STATEMENTS OF INCOME
                             (Thousands except per share data)
                                        (Unaudited)

                                                                Three Months                Twelve Months
                                                             Ended December 31            Ended December 31
                                                            -------------------          -------------------
                                                            1999           1998          1999          1998
                                                           ------         ------        ------        ------
OPERATING REVENUES:
  Utility                                                $137,247        $124,947      $431,361      $420,459
  Other                                                       347             294         1,953           888
                                                         ---------       ---------     ---------     ---------
                                                          137,594         125,241       433,314       421,347
                                                         ---------       ---------     ---------     ---------
OPERATING EXPENSES:
  Cost of gas                                              79,063          67,937       226,817       230,372
  Other operating                                          19,471          19,326        79,451        76,902
  Depreciation and amortization                            10,785           9,915        41,482        38,664
  Taxes other than income taxes                             4,495           4,251        16,129        14,072
                                                         ---------       ---------     ---------     ---------
                                                          113,814         101,429       363,879       360,010
                                                         ---------       ---------     ---------     ---------

OPERATING INCOME                                           23,780          23,812        69,435        61,337

OTHER INCOME:
  Equity in earnings of unconsolidated
    affiliates                                             (1,602)          1,425         6,137         6,688
  Other - net                                                 155             376           312         2,469
                                                         ---------       ---------      ---------     ---------
                                                           (1,447)          1,801         6,449         9,157
                                                         ---------       ---------      ---------    ---------

INCOME BEFORE INTEREST AND INCOME TAXES                    22,333          25,613        75,884        70,494

INTEREST EXPENSE                                            5,252           4,231        17,679        16,209
                                                         ---------       ---------      ---------    ---------
INCOME BEFORE INCOME TAXES                                 17,081          21,382        58,205        54,285

INCOME TAXES                                                5,865           7,106        19,514        18,161
                                                         ---------       ---------     ---------     ---------
NET INCOME                                                $11,216         $14,276       $38,691       $36,124
                                                         =========       =========     =========     =========

AVERAGE COMMON SHARES OUTSTANDING                          29,805                29,970              29,806              30,078

BASIC AND DILUTED EARNINGS PER
  AVERAGE SHARE OF COMMON STOCK                             $0.38                 $0.48               $1.30               $1.20


                                   INDIANA ENERGY, INC.
                                 AND SUBSIDIARY COMPANIES

                           CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (Thousands - Unaudited)

                                                              Three Months                   Twelve Months
                                                            Ended December 31              Ended December 31
                                                           --------------------           --------------------
                                                           1999            1998           1999          1998
                                                          ------          ------         ------        ------
CASH FLOWS FROM (REQUIRED FOR)
OPERATING ACTIVITIES:

  Net income                                              $11,216         $14,276       $38,691       $36,124
                                                          --------        --------      --------      --------
  Adjustments to reconcile net income to cash
    provided from operating activities -
    Depreciation and amortization                          10,785           9,962        41,482        38,851
      Deferred income taxes                                   130             132          (482)        1,192
      Investment tax credit                                  (232)           (232)         (930)         (930)
      Gain on sale of assets                                    -               -             -        (2,102)
      Undistributed earnings of unconsolidated
        affiliates                                          1,602          (1,425)       (6,137)       (6,688)
                                                          --------        --------      --------      --------
                                                           12,285           8,437        33,933        30,323
       Changes in assets and liabilities -
         Receivables - net                                (48,859)        (51,795)       (4,703)       30,480
         Inventories                                       (2,987)          1,204         5,708        (1,191)
         Accounts payable, customer deposits,
           advance payments and other current
           liabilities                                      1,404          10,396       (10,419)      (16,969)
         Accrued taxes and interest                         7,768           8,409         6,699        (8,377)
         Recoverable/refundable gas costs                    (988)          3,613        (4,139)        4,010

         Prepaid gas delivery service                       4,873               -       (20,937)            -
         Accrued postretirement benefits other
           than pensions                                      615             762         2,751         2,406
         Other - net                                       (2,822)           (488)       (5,185)       (1,958)
                                                          --------        --------      --------      --------
           Total adjustments                              (28,711)        (19,462)        3,708        38,724
                                                          --------        --------      --------      --------
             Net cash flows from (required for)
                operations                                (17,495)         (5,186)       42,399        74,848
                                                          --------        --------      --------      --------
CASH FLOWS REQUIRED FOR FINANCING ACTIVITIES:
  Repurchase of common stock                                    -          (3,645)       (2,330)       (4,834)
  Sale of long-term debt                                   30,000               -        30,000        60,052
  Reduction in long-term debt                                  12             (48)      (10,185)      (34,623)
  Net change in short-term borrowings                      12,551          22,770        42,597       (16,325)
  Dividends on common stock                                (7,191)         (6,924)      (28,141)      (27,140)
                                                          --------        --------      --------      --------
      Net cash flows from (required for)
        financing activities                               35,372          12,153        31,941       (22,870)
                                                          --------        --------      --------      --------
CASH FLOWS REQUIRED FOR INVESTING ACTIVITIES:
  Capital expenditures                                    (15,914)        (16,375)      (70,284)      (66,066)
  Non-regulated investments in unconsolidated
    affiliates - net                                       (1,141)           (673)       (7,371)       (7,035)
  Cash distributions from unconsolidated
    affiliates                                                413             776         4,550         7,806
  Proceeds from sale of assets                                  -               -             -        13,317
                                                          --------        --------      --------      --------
       Net cash flows required for investing
          activities                                      (16,642)        (16,272)      (73,105)      (51,978)
                                                          --------        --------      --------      --------

NET INCREASE (DECREASE) IN CASH                             1,235          (9,305)        1,235             -

CASH AND CASH EQUIVALENTS AT BEGINNING OF
  PERIOD                                                       20           9,325            20            20
                                                          --------        --------      --------      --------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                 $1,255             $20        $1,255           $20
                                                          ========        ========      ========      ========